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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 2001


                         The Peregrine Real Estate Trust
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      California                   000-09097                     94-2255677
 --------------------         --------------------          --------------------
    (State or Other         (Commission File Number)           (IRS Employer
    Jurisdiction of                                            Identification
    Incorporation)                                                  No.)


       1300 Ethan Way, Suite 200
         Sacramento, California                                95825
 ----------------------------------------                    ----------
 (Address of Principal Executive Offices)                    (Zip Code)


                                 (916) 929-8244
                         ------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  The Peregrine Real Estate Trust (the "Registrant") completed its merger (the "Merger") into WinShip Properties, a California real estate investment trust ("WinShip"), on March 19, 2001, with WinShip as the trust surviving the Merger. WinShip is an entity that is wholly owned by entities managed or controlled by Oaktree Capital Management, LLC, Trust Company of the West and Prudential Insurance Company of America, which entities were the majority owners of the Registrant (the "Majority Shareholders"). The Merger was completed pursuant to an Agreement and Plan of Merger (the "Agreement") by and between the Registrant, WinShip and the Majority Shareholders. The Merger resulted in the acquisition of approximately 10% of the outstanding common shares that were publicly held by minority shareholders of the Registrant. Pursuant to the Agreement, the minority shareholders received $0.59 per share in cash for each common share of the Registrant. The description of the Merger and the Agreement contained in this Item 2 is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1

                  The consideration paid by the Registrant was determined pursuant to arm's length negotiations and was approved by the Special Committee of the Registrant (the "Special Committee") after consulting with its independent legal counsel and based on the opinion of the Special Committee's independent financial advisor that the purchase price of $0.59 per share was fair to the minority shareholders from a financial point of view.

Item 5.  OTHER EVENTS

                  The Registrant's press release relating to the merger of the Registrant with and into WinShip, with WinShip as the surviving trust, has been filed as an exhibit to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         A list of exhibits included as a part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE PEREGRINE REAL ESTATE TRUST


Date:  March 21, 2001                        /s/ ROGER D. SNELL
                                             ---------------------------------
                                             Roger D. Snell
                                             Chairman, Chief Executive Officer
                                             and President
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                                  EXHIBIT INDEX


     2.1 Agreement and Plan of Merger, dated as of September 26, 2000 by and between the Registrant, WinShip, TCW Special Credits Fund IV, TCW Special Credit Plus Fund, TCW Special Credits Trust IV, TCW Special Credits Trust IVA, TCW Special Credits, as investment manager of the Weyerhaeuser Company Master Retirement Trust Separate Account, OCM Real Estate Opportunities Fund A, L.P., OCM Real Estate Opportunities Fund B, L.P. and Oaktree Capital Management, LLC as investment manager of Gryphon Domestic VII, LLC Separate Account.

    99.1  Press Release of the Registrant dated March 21, 2001.